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Kenneth E. Puzder, CPA

Vice President and Financial Operations Principal
Lindner Asset Management

(image) Ken Puzder joined Lindner Asset Management, Inc. (the advisor) in May 1998 as Financial Operations Principal and Accounting Manager. In June 1999 Ken was appointed Vice President of the Lindner Funds and continues to manage and direct all financial and accounting aspects of the Funds and the adviser. In addition, Ken assists the Executive Vice President with all operational aspects of the Adviser. Ken is a Certified Public Accountant with over 13 years of experience in accounting, finance, and leadership. With his background and knowledge of compliance issues associated with the financial industry, Ken also manages and directs the compliance activities of the Funds and the advisor.

Prior to joining Lindner Asset Management, Inc. Ken was an audit manager with KPMG Peat Marwick LLP, specializing in the audits of Broker Dealers and Investment Companies (mutual funds and separate accounts). Before joining KPMG, Ken served as Vice President and Financial Operations Principal of the B. Mills Corporation (a broker dealer) and Controller of Mills Group, Inc.

Ken was elected Treasurer and served on the Board of Directors of the Insurance and Accounting Systems Association (1997-1998) and is an active member of the American Institute of Certified Public Accountants. He graduated with honors (cum laude) from the University of Missouri-St. Louis and is a licensed Certified Public Accountant.

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